SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

     CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 14, 2008

GEMSTAR-TV GUIDE INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-24218	95-4782077
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

6922 Hollywood Boulevard
12th Floor		90028
Los Angeles, California
(Address of Principal Executive Offices)		(Zip Code)
(323) 817-4600
Registrant’s telephone number, including area code

n/a
(Former Name and Address,
If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

                 On January 14, 2008, Gemstar-TV Guide International, Inc. (the “Company”) and Macrovision Corporation (“Macrovision”) issued a joint press release announcing the termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 in connection with the acquisition of the Company by Macrovision pursuant to the Agreement and Plan of Mergers between Macrovision, Saturn Holding Corp, Galaxy Merger Sub, Inc., Mars Merger Sub, Inc. and the Company dated December 6, 2007, a copy of which was filed by the Company as an exhibit to a Current Report on Form 8-K on December 7, 2007.

                 A copy of the joint press release of the Company and Macrovision is included herein as Exhibit 99.1. The press release is incorporated herein by reference, and the foregoing description is qualified in its entirety by reference to the press release.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits

Exhibit No.	Document Designation
99.1	Joint Press Release, dated January 14, 2008.

SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 14, 2008

GEMSTAR-TV GUIDE INTERNATIONAL, INC.

By:	/s/ Stephen H. Kay
Name:	Stephen H. Kay
Title:	Executive Vice President and General
Counsel

EXHIBIT INDEX
Exhibit
Number	Description
99.1	Joint Press Release, dated January 14, 2008.